                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   May 6, 2002
                      ------------------------------------
                                 Date of Report
                             (Date of earliest event
                                    reported)



                            ACRES GAMING INCORPORATED
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                        0-22498                    88-0206560
-----------------------------  ---------------------------  ---------------------------
(State or Other Jurisdiction      (Commission File No.)            (IRS Employer
      of Incorporation)                                         Identification No.)

                 7115 AMIGO, SUITE 150, LAS VEGAS, NEVADA 89119
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (702) 263-7588
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On May 6, 2002, Acres Gaming Incorporated terminated the engagement of Arthur Andersen LLP ("Arthur Andersen") as Acres' independent public accountants. On May 8, 2002 the Company engaged PricewaterhouseCoopers LLP ("PWC") to serve as Acres' independent public accountants for the fiscal year ending June 30, 2002. The termination of Arthur Andersen and the engagement of PWC were both approved by the Board of Directors, upon recommendation of its Audit Committee.

        None of Arthur Andersen's reports on Acres' consolidated financial statements for the fiscal years ended June 30, 2001 and 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal years ended June 30, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements between Acres and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Acres' consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

        During the fiscal years ended June 30, 2001 and 2000 and through the date of this Form 8-K, Acres did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Acres' consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        Acres provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of a letter from Arthur Andersen stating its agreement with such disclosures.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

                16.1    Letter from Arthur Andersen LLP, dated May 9, 2002.

                99.1    Acres Gaming Incorporated Press Release issued May 8,
                        2002.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ACRES GAMING INCORPORATED



Dated:  May 9, 2002                         By /s/ Patrick W. Cavanaugh
                                               ---------------------------------
                                               Patrick W. Cavanaugh
                                               Senior Vice President, Chief
                                               Financial Officer and Treasurer
                                               (Principal Financial and
                                               Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                           Description
--------------                           -----------
    16.1           Letter from Arthur Andersen LLP, dated May 9, 2002.

    99.1           Acres Gaming Incorporated Press Release issued May 8, 2002.